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                          FOR USE IN MASSACHUSETTS ONLY



                         Supplement dated June 28, 2002 to
                        the Prospectus dated May 1, 2002

             NYLIAC VARIABLE UNIVERSAL LIFE INSURANCE 2000 POLICIES

                                  Investing in
                NYLIAC Variable Universal Life Separate Account-I

         This supplement amends the May 1, 2002 Prospectus for the NYLIAC Variable Universal Life Insurance 2000 Policies ("policies"). You should read this information carefully and retain this supplement for future reference. This supplement is not valid unless it is read in conjunction with a May 1, 2002 Prospectus for the policies. The terms we use in this supplement have the same meanings as in the Prospectus for the policies.

On Page B-5 of the prospectus, add the following text at the end of the page:

MASSACHUSETTS

- No Lapse Guarantee - Funding your policy at only the required minimum monthly premium level shown in the policy increases the potential that your policy may lapse for insufficient cash surrender value at the end of the no lapse guarantee benefit period. At the end of the no lapse guarantee benefit period, it may be necessary to maintain the contract with premium amounts significantly higher than the premium necessary to maintain the no lapse guarantee benefit. In addition, by paying only the required minimum monthly premium level, you may forego the advantage of building up significant cash value in the policy.

- Transfers Between Investment Divisions and / or the Fixed Account - If there is a change in the investment strategy of the Separate Account, you can make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers which then apply.

-        Guaranteed Minimum Death Benefit - This rider is not available.

-        Living Benefits Rider - This rider is not available.










                 New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                                51 Madison Avenue
                            New York, New York 10010


13851 MA (05/02)